EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by EOG Resources, Inc., a Delaware corporation (the “Company”), with the United States Securities and Exchange Commission (the “SEC”) of (i) a Post Effective Amendment No. 1 (the “2008 Amendment”) to the Company’s Registration Statement on Form S-8 (No. 333-150791) filed with the SEC on May 9, 2008 (the “2008 Registration Statement”); (ii) a Post Effective Amendment No. 1 (the “2010 Amendment”) to the Company’s Registration Statement on Form S-8 (No. 333-166517) filed with the SEC on May 4, 2010 (the “2010 Registration Statement”); and (iii) a Post Effective Amendment No. 1 (the “2013 Amendment” and, collectively with the 2008 Amendment and the 2010 Amendment, the “Amendments”) to the Company’s Registration Statement on Form S-8 (No. 333-188352) filed with the SEC on May 3, 2013 (the “2013 Registration Statement” and, collectively with the 2008 Registration Statement and the 2010 Registration Statement, the “Registration Statements”), the undersigned director of the Company hereby constitutes and appoints Timothy K. Driggers and Michael P. Donaldson, and each of them (with full power to each of them to act alone), her true and lawful attorney-in-fact and agent, for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and file the Amendments with the SEC, together with any and all amendments (including post-effective amendments) or supplements to the Amendments or the Registration Statements and with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution and resubstitution, hereby ratifying and confirming all the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereto set her hand this 26th day of April 2021.

                            /s/ Janet F. Clark
                            Janet F. Clark

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by EOG Resources, Inc., a Delaware corporation (the “Company”), with the United States Securities and Exchange Commission (the “SEC”) of (i) a Post Effective Amendment No. 1 (the “2008 Amendment”) to the Company’s Registration Statement on Form S-8 (No. 333-150791) filed with the SEC on May 9, 2008 (the “2008 Registration Statement”); (ii) a Post Effective Amendment No. 1 (the “2010 Amendment”) to the Company’s Registration Statement on Form S-8 (No. 333-166517) filed with the SEC on May 4, 2010 (the “2010 Registration Statement”); and (iii) a Post Effective Amendment No. 1 (the “2013 Amendment” and, collectively with the 2008 Amendment and the 2010 Amendment, the “Amendments”) to the Company’s Registration Statement on Form S-8 (No. 333-188352) filed with the SEC on May 3, 2013 (the “2013 Registration Statement” and, collectively with the 2008 Registration Statement and the 2010 Registration Statement, the “Registration Statements”), the undersigned director of the Company hereby constitutes and appoints Timothy K. Driggers and Michael P. Donaldson, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Amendments with the SEC, together with any and all amendments (including post-effective amendments) or supplements to the Amendments or the Registration Statements and with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution and resubstitution, hereby ratifying and confirming all the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereto set his hand this 26th day of April 2021.

                            /s/ Charles R. Crisp
                            Charles R. Crisp

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by EOG Resources, Inc., a Delaware corporation (the “Company”), with the United States Securities and Exchange Commission (the “SEC”) of (i) a Post Effective Amendment No. 1 (the “2008 Amendment”) to the Company’s Registration Statement on Form S-8 (No. 333-150791) filed with the SEC on May 9, 2008 (the “2008 Registration Statement”); (ii) a Post Effective Amendment No. 1 (the “2010 Amendment”) to the Company’s Registration Statement on Form S-8 (No. 333-166517) filed with the SEC on May 4, 2010 (the “2010 Registration Statement”); and (iii) a Post Effective Amendment No. 1 (the “2013 Amendment” and, collectively with the 2008 Amendment and the 2010 Amendment, the “Amendments”) to the Company’s Registration Statement on Form S-8 (No. 333-188352) filed with the SEC on May 3, 2013 (the “2013 Registration Statement” and, collectively with the 2008 Registration Statement and the 2010 Registration Statement, the “Registration Statements”), the undersigned director of the Company hereby constitutes and appoints Timothy K. Driggers and Michael P. Donaldson, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Amendments with the SEC, together with any and all amendments (including post-effective amendments) or supplements to the Amendments or the Registration Statements and with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution and resubstitution, hereby ratifying and confirming all the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereto set his hand this 25th day of April 2021.

                            /s/ Robert P. Daniels
                            Robert P. Daniels

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by EOG Resources, Inc., a Delaware corporation (the “Company”), with the United States Securities and Exchange Commission (the “SEC”) of (i) a Post Effective Amendment No. 1 (the “2008 Amendment”) to the Company’s Registration Statement on Form S-8 (No. 333-150791) filed with the SEC on May 9, 2008 (the “2008 Registration Statement”); (ii) a Post Effective Amendment No. 1 (the “2010 Amendment”) to the Company’s Registration Statement on Form S-8 (No. 333-166517) filed with the SEC on May 4, 2010 (the “2010 Registration Statement”); and (iii) a Post Effective Amendment No. 1 (the “2013 Amendment” and, collectively with the 2008 Amendment and the 2010 Amendment, the “Amendments”) to the Company’s Registration Statement on Form S-8 (No. 333-188352) filed with the SEC on May 3, 2013 (the “2013 Registration Statement” and, collectively with the 2008 Registration Statement and the 2010 Registration Statement, the “Registration Statements”), the undersigned director of the Company hereby constitutes and appoints Timothy K. Driggers and Michael P. Donaldson, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Amendments with the SEC, together with any and all amendments (including post-effective amendments) or supplements to the Amendments or the Registration Statements and with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution and resubstitution, hereby ratifying and confirming all the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereto set his hand this 26th day of April 2021.

                            /s/ James C. Day
                            James C. Day

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by EOG Resources, Inc., a Delaware corporation (the “Company”), with the United States Securities and Exchange Commission (the “SEC”) of (i) a Post Effective Amendment No. 1 (the “2008 Amendment”) to the Company’s Registration Statement on Form S-8 (No. 333-150791) filed with the SEC on May 9, 2008 (the “2008 Registration Statement”); (ii) a Post Effective Amendment No. 1 (the “2010 Amendment”) to the Company’s Registration Statement on Form S-8 (No. 333-166517) filed with the SEC on May 4, 2010 (the “2010 Registration Statement”); and (iii) a Post Effective Amendment No. 1 (the “2013 Amendment” and, collectively with the 2008 Amendment and the 2010 Amendment, the “Amendments”) to the Company’s Registration Statement on Form S-8 (No. 333-188352) filed with the SEC on May 3, 2013 (the “2013 Registration Statement” and, collectively with the 2008 Registration Statement and the 2010 Registration Statement, the “Registration Statements”), the undersigned director of the Company hereby constitutes and appoints Timothy K. Driggers and Michael P. Donaldson, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Amendments with the SEC, together with any and all amendments (including post-effective amendments) or supplements to the Amendments or the Registration Statements and with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution and resubstitution, hereby ratifying and confirming all the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereto set his hand this 27 day of April 2021.

                            /s/ C. Christopher Gaut
                            C. Christopher Gaut

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by EOG Resources, Inc., a Delaware corporation (the “Company”), with the United States Securities and Exchange Commission (the “SEC”) of (i) a Post Effective Amendment No. 1 (the “2008 Amendment”) to the Company’s Registration Statement on Form S-8 (No. 333-150791) filed with the SEC on May 9, 2008 (the “2008 Registration Statement”); (ii) a Post Effective Amendment No. 1 (the “2010 Amendment”) to the Company’s Registration Statement on Form S-8 (No. 333-166517) filed with the SEC on May 4, 2010 (the “2010 Registration Statement”); and (iii) a Post Effective Amendment No. 1 (the “2013 Amendment” and, collectively with the 2008 Amendment and the 2010 Amendment, the “Amendments”) to the Company’s Registration Statement on Form S-8 (No. 333-188352) filed with the SEC on May 3, 2013 (the “2013 Registration Statement” and, collectively with the 2008 Registration Statement and the 2010 Registration Statement, the “Registration Statements”), the undersigned director of the Company hereby constitutes and appoints Timothy K. Driggers and Michael P. Donaldson, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Amendments with the SEC, together with any and all amendments (including post-effective amendments) or supplements to the Amendments or the Registration Statements and with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution and resubstitution, hereby ratifying and confirming all the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereto set his hand this 23rd day of April 2021.

                            /s/ Michael T. Kerr
                            Michael T. Kerr

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by EOG Resources, Inc., a Delaware corporation (the “Company”), with the United States Securities and Exchange Commission (the “SEC”) of (i) a Post Effective Amendment No. 1 (the “2008 Amendment”) to the Company’s Registration Statement on Form S-8 (No. 333-150791) filed with the SEC on May 9, 2008 (the “2008 Registration Statement”); (ii) a Post Effective Amendment No. 1 (the “2010 Amendment”) to the Company’s Registration Statement on Form S-8 (No. 333-166517) filed with the SEC on May 4, 2010 (the “2010 Registration Statement”); and (iii) a Post Effective Amendment No. 1 (the “2013 Amendment” and, collectively with the 2008 Amendment and the 2010 Amendment, the “Amendments”) to the Company’s Registration Statement on Form S-8 (No. 333-188352) filed with the SEC on May 3, 2013 (the “2013 Registration Statement” and, collectively with the 2008 Registration Statement and the 2010 Registration Statement, the “Registration Statements”), the undersigned director of the Company hereby constitutes and appoints Timothy K. Driggers and Michael P. Donaldson, and each of them (with full power to each of them to act alone), her true and lawful attorney-in-fact and agent, for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and file the Amendments with the SEC, together with any and all amendments (including post-effective amendments) or supplements to the Amendments or the Registration Statements and with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution and resubstitution, hereby ratifying and confirming all the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereto set her hand this 26th day of April 2021.

                            /s/ Julie J. Robertson
                            Julie J. Robertson

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by EOG Resources, Inc., a Delaware corporation (the “Company”), with the United States Securities and Exchange Commission (the “SEC”) of (i) a Post Effective Amendment No. 1 (the “2008 Amendment”) to the Company’s Registration Statement on Form S-8 (No. 333-150791) filed with the SEC on May 9, 2008 (the “2008 Registration Statement”); (ii) a Post Effective Amendment No. 1 (the “2010 Amendment”) to the Company’s Registration Statement on Form S-8 (No. 333-166517) filed with the SEC on May 4, 2010 (the “2010 Registration Statement”); and (iii) a Post Effective Amendment No. 1 (the “2013 Amendment” and, collectively with the 2008 Amendment and the 2010 Amendment, the “Amendments”) to the Company’s Registration Statement on Form S-8 (No. 333-188352) filed with the SEC on May 3, 2013 (the “2013 Registration Statement” and, collectively with the 2008 Registration Statement and the 2010 Registration Statement, the “Registration Statements”), the undersigned director of the Company hereby constitutes and appoints Timothy K. Driggers and Michael P. Donaldson, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Amendments with the SEC, together with any and all amendments (including post-effective amendments) or supplements to the Amendments or the Registration Statements and with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution and resubstitution, hereby ratifying and confirming all the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereto set his hand this 26th day of April 2021.

                            /s/ Donald F. Textor
                            Donald F. Textor